                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                 APRIL 21, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                 NETEGRITY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     1-10139               04-2911320

(STATE OR OTHER JURISDICTION OF       (COMMISSION           (IRS. EMPLOYER
INCORPORATION OR ORGANIZATION)        FILE NUMBER)         IDENTIFICATION NO.)

                        201 JONES ROAD, WALTHAM, MA 02451
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (781) 890-1700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                       52 SECOND AVENUE, WALTHAM, MA 02151

                  (FORMER ADDRESS, IF CHANGED FROM LAST REPORT)
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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On April 21, 2003, Netegrity, Inc. announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

USE OF NON-GAAP FINANCIAL INFORMATION

      To supplement our consolidated financial statements presented in accordance with GAAP, Netegrity, Inc. uses non-GAAP measures of net loss and net loss per share, which are adjusted from results based on GAAP to exclude certain expenses. These non-GAAP adjustments are provided to enhance the user's overall understanding of our current financial performance and our prospects for the future. Specifically, in order to better understand the comparability of quarters, we believe that it is important to consider non-GAAP net loss (defined as GAAP net loss excluding non-cash amortization of capitalized software) when evaluating our cost structure and measuring our progress towards profitability. The second quarter of 2003 is expected to be the last quarter that includes a charge for non-cash amortization because capitalized software is expected to be fully amortized as of June 30, 2003. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NETEGRITY, INC.



Date: April 21, 2003              By:   /s/Regina O. Sommer
                                        ---------------------------
                                        Name: Regina O. Sommer
                                        Title: Vice President, Chief Financial
                                                Officer and Treasurer



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                                  EXHIBIT INDEX

 EXHIBIT NO.                           DESCRIPTION
 -----------                           -----------

99.1               Press Release of Netegrity, Inc. issued on April 21, 2003



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